SAFE, RELIABLE NATURAL GAS AT OUR CORE … AND SO MUCH MORE







West Coast Power/Utilities/Solar Conference

June 1 - 2, 2016

New Jersey Resources

Regarding Forward Looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources (NJR or the Company) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR's Net Financial Earnings (NFE) guidance for fiscal 2016 and NFE growth beyond 2016, dividend growth and payout ratio goals, forecasted contribution of business segments to fiscal 2016 NFE and to NFE beyond fiscal 2016, future New Jersey Natural Gas Company (NJNG) customer growth, future capital expenditures and infrastructure investments, NJNG's base rate case, post base rate case regulatory agenda, the effect of the federal Production Tax Credit (PTC) and federal Investment Tax Credit (ITC) extension on NJRCEV, the long-term outlook for NJR Clean Energy Ventures Corporation (NJCEV), diversification of NJRCEV's strategy, NJRCEV's future solar and wind projects and the PennEast Pipeline project.

The factors that could cause actual results to differ materially from NJR's expectations, assumptions and beliefs include, but are not limited to, weather and economic conditions; changes in the rate of NJNG's customer growth; volatility of natural gas and other commodity prices; changes in rating agency requirements and/or credit ratings; the impact of volatility in the credit markets; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and post-employment benefit plans as a result of downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market; the ability to obtain governmental and regulatory approvals, land-use rights, electrical grid connection and/or financing for the construction, development and operation of NJR's non-regulated energy investments and NJNG's planned infrastructure projects in a timely manner; risks associated with the management of the company's joint ventures, partnerships and investment in a master limited partnership; risks associated with our investments in renewable energy projects, including the availability of regulatory and tax incentives, the availability of viable projects and NJR's eligibility for ITCs and PTCs, the future market for Solar Renewable Energy Certificates (SRECs) and operational risks related to projects in service; timing of qualifying for ITCs and PTCs due to delays or failures to complete planned solar and wind energy projects; the level and rate at which NJNG's costs and expenses are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process, including through the base rate case filing; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce; the regulatory and pricing policies of federal and state regulatory agencies; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; risks related to cyber-attack or failure of information technology systems; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers. The aforementioned factors are detailed in the "Risk Factors" sections of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on November 24, 2015, which is available on the SEC's website at sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Disclaimer Regarding Non-GAAP Financial Measures

This presentation includes the non-GAAP measure NFE. As an indicator of the Company's operating performance, this measure should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flow, net income, operating income or earnings per share.

NFE excludes unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJR Energy Services (NJRES), net of applicable tax adjustments as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJRCEV, as such adjustment is related to tax credits generated by NJRCEV.

Management uses NFE as a supplemental measure to other GAAP results to provide a more complete understanding of the Company's performance. Management believes this non-GAAP measure is more reflective of the Company's business model, provides transparency to investors and enables period-to-period comparability of financial performance. For a full discussion of our non-GAAP financial measures, please see NJR's most recent Form 10-K, Item 7. This information has been provided pursuant to the requirements of SEC Regulation G.

Our Businesses

Business	Description		Expected Net Financial Earnings Contribution Fiscal 2016
New Jersey Natural Gas	• Strong customer growth • Infrastructure investments to ensure safety and reliability • Regulatory incentives	Regulated	→ 60 – 70 percent
NJR Midstream	• Steckman Ridge – 12 Bcf storage facility • 20 percent interest in PennEast Pipeline • 1.8 million Dominion Midstream Partners, LP units	Regulated	→ 5 – 10 percent
NJR Clean Energy Ventures	• Residential and commercial solar programs – 120.2 MW installed capacity • Among the largest residential installers in New Jersey • Three onshore wind projects – 80.4 MW installed capacity; 4th under construction	Unregulated	→ 10 – 20 percent
NJR Energy Services	• Physical natural gas and producer services • Storage and asset management • Positioned to capitalize on growing natural gas demand	Unregulated	→ 5 – 15 percent
NJR Home Services	• Installation of HVAC equipment and natural gas generators • Approximately 115,000 service contracts • Appliance repair services	Unregulated	→ 1 – 3 percent

Fiscal Second Quarter 2016 Highlights

Strategic Actions

NJNG

- Base rate case remains on track
- Separate rate treatment sought for Southern Reliability Link (SRL)

NJRCEV

- Residential solar market remains strong
- Construction continues at Ringer Hill, our fourth onshore wind project
- Capital plan for fiscal 2016 remains unchanged
- Evaluating options for fiscal 2017 and beyond

NJR Midstream

- FERC moves forward with PennEast Pipeline environmental study
- Adjusts in-service date to the last quarter of fiscal 2018 or the first quarter of fiscal 2019

NFE $MM	Three Months Ended March 31,		Six Months Ended March 31,	
Company	2016	2015	2016	2015
New Jersey Natural Gas	$49.0	$48.6	$79.5	$76.8
NJR Midstream	2.2	2.6	4.6	4.7
Subtotal	$51.2	$51.2	$84.1	$81.5
NJR Energy Services	17.0	36.3	27.0	52.8
NJR Clean Energy Ventures	11.8	13.0	19.3	22.0
NJR Home Services/Other	(2.1)	(1.4)	(2.9)	(2.0)
Total	**$77.9**	**$99.1**	**$127.5**	**$154.3**
Per basic net financial earnings per share*	**$0.91**	**$1.16**	**$1.49**	**$1.82**

Our fiscal 2016 NFE guidance is $1.55 to $1.65 per share

** A reconciliation from NFE to net income is set forth on Slide 26 in the Appendix.*

Dividend Growth and Payout Ratio

- Dividend growth goal of 6 to 8 percent annually
- 22 dividend increases in 20 years
- Dividend payout ratio goal of 60 to 65 percent
- 6.7 percent increase to current $.96 annual rate



Dividends and Payout
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Dividends
$.72
$.77
$.81
$.86
$.92
$.96*
70%
60%
50%
40%
30%
20%
10%
0%
Payout Ratio
2011
2012
2013
2014
2015
2016E
Ind. Div Rate
Payout

** Current annual rate, dividend payout ratio based on midpoint of NFE guidance.*

Our Long-Term Average Annual NFE Growth Strategy Remains 5 to 9 Percent

How will we achieve this?

Invest in Infrastructure to:

- ***Expand and improve our distribution franchise network*** to serve a growing customer base and ensure reliable and resilient service
- ***Develop Midstream projects*** like PennEast Pipeline

Invest and develop Renewable (wind) and Distributed Generation (solar) projects at NJRCEV

Provide physical and producer services by leasing and managing storage and transportation assets at NJRES



Fiscal 2016
5-10%
5-15%
1-3%
60-70%
10-20%
New Jersey Natural Gas
NJR Midstream
NJR Energy Services
NJR Home Services
NJR Clean Energy Ventures

Strong Fundamentals Drive the Majority of NJNG's Growth

Largest stand-alone natural gas utility in New Jersey

- 519,000+ customers
- Growing customer base; balanced mix of new construction and conversions

Reputation for Excellent Service

- Highest ranked in East Region in J.D. Power's 2015 Gas Utility Residential Customer Satisfaction Study℠*
- Cogent Reports awards for Most Trusted Utility Brand and Utility Environmental Champion in the Northeast**

Mutually Beneficial Regulatory Relationships

- Decoupled rates (CIP)
- Customer Incentives (BGSS)
- Efficiency Programs (SAVEGREEN)
- Infrastructure Programs (SAFE/NJ RISE)



12.4% of Customers
Parsippany
Morris
0.7% of Customers
Middlesex
NYC
42.8% of Customers
Monmouth
Asbury Park
44.0% of Customers
Ocean
Toms River
Burlington
0.1% of Customers

*New Jersey Natural Gas received the highest numerical score among large utilities in the Eastern U.S. in the proprietary J.D. Power 2015 Gas Utility Residential Customer Satisfaction Study℠. Study based on 66,043 online interviews ranking 11 providers in the Eastern U.S. (CT, DC, MD, MA, NJ, NY, PA, RI, VA). Proprietary study results are based on experiences and perceptions of consumers surveyed September 2014-July 2015. Your experiences may vary. Visit jdpower.com.

** According to a study by Cogent Reports, a division of Market Strategies International, July 2015. Cogent Reports Environmental Champions are determined based on Environmental Dedication scores and rankings in its 2015 Utility Trusted Brand & Customer Engagement™ study that reflect the extent to which consumers believe providers are supporting environmental causes, committed to environmentally friendly energy sources, encouraging green initiatives and offering tools to help consumers save energy.

NJNG's Regulated Growth Model

Current Operating Assets

- 7,080 miles of transportation and distribution infrastructure
- 519,000+ customers

Fiscal 2016 NFE

3 Months - $49.0 million
6 Months - $79.5 million

- FY2Q16 NFE increase from FY2Q15 due to higher utility gross margin from customer additions, BGSS incentive programs and regulatory initiatives

Future Earnings Contributors

- Customer growth
- Rate case
- SRL
  - 30-mile route approved by BPU
  - Appeals pending. NJNG is confident that the orders will be upheld by the appellate court.


Customers at Fiscal Year End
Thousands
525
520
515
510
505
500
495
490
485
480
495
500
497
504
512
519
2011
2012
2013
2014
2015
YTD 2016


Customer Additions
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
7,599
7,858
8,150
8,550
8,750
FY14A
FY15A
FY16E
FY17E
FY18E
New Construction
Conversions

Key Trends Support Future Customer Growth


Population Change 2000-2014[1]
15.0%
10.0%
5.0%
0.0%
6.3%
2.3%
14.1%
Morris
Monmouth
Ocean

1. Source: US Census data, 2014 estimates


Equivalent Customer Cost[2]
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$0.88
$1.77
$3.86
$4.10
NJNG
Fuel Oil
Propane
Electricity

2. Source: US Energy Information Administration data as of March 2016. Based on 100,000 comparable BTUs


New Construction[3] = 85,842
2015-2017, 10,920
2018-Buildout, 74,922

3. Source: A.D. Little


Conversions[4]
Non Heat, 6,900
On Main, 36,322
Off Main, 47,840
Near Main, 28,974

4. Source: NJNG Marketing

Mutually Beneficial Regulatory Programs

Program	Description	Benefits: Customer/ Societal	Benefits: Shareholder	Inception
BGSS: Basic Gas Supply Service Incentives*	Off-system sales, capacity release, and storage incentives	Customer savings of about $842 million since inception	Average of $.05 per share annually	1992
CIP: Conservation Incentive Program*	Reconciles use per customer differences	Gas cost savings of nearly $350 million through reduced usage	Margin stability	2007
The SAVEGREEN Project®	Encourages investment in energy efficiency equipment and measures through customer incentives	Reduces energy usage emissions and lowers bills	Investments included in rates	2009
SAFE: Safety Acceleration and Facility Enhancement Program	Replacement of old cast iron and bare steel main	Enhances pipeline safety and reliability by replacing aged infrastructure	Full return deferred for future recovery	2012
NJ RISE: New Jersey Reinvestment in System Enhancement	System strengthening/ reliability projects driven by Superstorm Sandy	Improve system resiliency for future major weather events	Investments included in rates	2014

** No expiration, but subject to periodic review.*

Base Rate Case Update

- November 2015 filing date established with the approval of SAFE in 2012
- Initially requested an increase of $147.6 million
  - Proposed rate base of nearly $1.6 billion
  - Overall cost of capital:

($ Millions)	Amount	Percent	Embedded Cost	Weighted Cost
Long-term Debt	$743.2	46.35%	3.97%	**1.84%**
Common Equity	860.4	53.65%	11.00%	**5.90%**
Total	**$1,603.6**	**100.00%**		**7.74%**

Current Status:

- Office of Administrative Law procedural schedule issued
- May 4, 2016 - Additional testimony filed to modify SRL rate treatment
- May 20, 2016 – Request updated to $110.7 million
- Expect new base rates in the first quarter of fiscal 2017

Looking Beyond the Base Rate Case

Strong customer growth to continue

A SAFE Extension

- $200 million filing pending at BPU to complete replacement of unprotected steel pipe
- Seeking regulatory treatment to provide a real-time return similar to NJ RISE

Continuing Regulatory Programs

- BGSS Incentives
- CIP
- SAVEGREEN – Energy efficiency equipment program in place through July 2017; extension pending

NJ RISE continues

- Storm Hardening Program
- Five-year $102.5 million program through 2019

SRL

- Modified request to include project spending in base rates on a quarterly basis until complete

NJNG Capital Investment Mid-Year Update

($MM)	CAPITAL INVESTMENTS ($MM) YEAR TO DATE (Through March 31, 2016)	2016E	STATUS
NJNG			
Customer Growth	$15.6	$35.2	Added 3,655 customers in 1H16; on target to add 8,150 customers in FY2016
Maintenance/Other	40.5	81.1	Capital spending on track to enhance system safety and reliability
SAFE	13.3	31.7	Completion of SAFE on track for end of fiscal year end 2016
NJ RISE	7.5	17.9	Installation of excess flow valves and engineering work continues
Liquefaction Project	5.6	5.8	Project is in construction and testing phase and is expected to be operational by summer 2016
Southern Reliability	1.4	31.7	Planned 30-mile route approved by BPU in January 2016. March 2016 BPU order found SRL reasonably necessary for service, convenience or welfare of the public. Appeals pending. NJNG is confident that the orders will be upheld by the appellate court.
Total NJNG	**$83.9**	**$203.4**	

NJR Midstream

Current Operating Assets

Steckman Ridge

- $127 million investment, 12 Bcf natural gas storage facility in southwest PA
- 50/50 joint venture with Spectra Energy
- Direct access to Mid-Atlantic markets

Dominion Midstream Partners

- Value $62.1 million*
- Current annual distribution rate of $0.854 per unit

Fiscal 2016 NFE

3 Months - $2.2 million

6 Months - $4.6 million

- Consistent FY2Q16 NFE due to storage service revenue and demand for hub services at Steckman Ridge

Future Earnings Contributors

- Steckman Ridge
- Dominion Midstream
- PennEast Pipeline
  - Received FERC Notice of Schedule for Environmental Review in March 2016
  - Anticipated in service in the last quarter of fiscal 2018 or the first quarter of fiscal 2019



PennEast Pipeline
Compressor A
Transco
UGI Utilities
PennEast Pipeline
Compressor B
UGI Utilities
Texas Eastern
Compressor C
Lambertville
Transco Trenton-Woodbury

** 1,838,932 shares @ $33.75 as of March 31, 2016 close.*

NJR Clean Energy Ventures




The Sunlight Advantage

Current Operating Assets

Commercial Solar
- 22 projects in service
- 82.6 MW

Residential Solar - The Sunlight Advantage®
- 4,250+ customers
- Approximately 700 leases signed, awaiting installation
- 37.6 MW

Three community wind farms
- Geographically diverse
- 80.4 MW
- Supported by PPAs/Hedges

Fiscal 2016 NFE

3 Months - $11.8 million
6 Months - $19.3 million

- Lower FY2Q16 NFE compared with FY2Q15 due to timing of recognizing tax credits



Future Earnings Contributors

Commercial Solar
- Grid connected and net metered projects

Residential solar leases

Onshore wind farms

Other potential renewable/distribution projects



Diversifying Our Renewable Portfolio by Scaling Up Onshore Wind

Project	In Service Date	PPA/Hedge	Size (MW)	Capital ($MM)	Location	Contractor	Turbines
Ringer Hill	Year-end 2016	Majority of energy produced will be hedged under 15-year agreement with Iron Mountain	39.9	$84	Pennsylvania 60 miles SE of Pittsburgh	Mortensen Construction	General Electric
Two Dot	June 2014	25-year PPA with Northwestern Energy	9.7	$21	Montana 93 miles SE of Helena	Mortensen Construction	General Electric
Carroll Area	January 2015	25-year PPA with MidAmerican Energy	20.0	$42	Iowa 65 miles NW of Des Moines	Mortensen Construction	Siemens
Alexander	December 2015	PPAs and financial hedges with Kansas City BPU and Yahoo!, Inc.	50.7	$85	Kansas Rush County	Mortensen Construction	Siemens

New Jersey Residential Market Opportunities

Sunlight Advantage provides customers with 25-30 percent savings versus current utility rates

- Offers are competitive in a very active market

Solar panel and inverter prices are projected to decline

Significant market remains in New Jersey

- Current penetration is approximately 34,000
- Approximately 20 percent of single family homes remain that are suitable for solar – 400,000 homes
- Sunlight Advantage current market share is approximately 11 percent

# of Sunlight Advantage Projects by County


55
1
11
39
16
3
8
19
10
60
19
450
1697
117
124
127
110
862
252
328

New Jersey Clean Energy Market

New Jersey legislature passes law to boost renewables markets

↓

RPS – Renewable Portfolio Standard → **SACP** – Solar Alternative Compliance Payment → **Compliance Options** → **SREC Market**

RPS Renewable Portfolio Standard	SACP Solar Alternative Compliance Payment	Compliance Options	SREC Market
Law established requirements for Load Serving Entities (LSEs) for each Energy Year (June 1 - May 31)	Set penalties for non-compliance with RPS Intent to incentivize solar construction	(1) Construct solar, (2) purchase SRECs or (3) pay the penalty	Compliance decisions based on forecasted SREC values LSE and others can buy and sell SRECS in market

Improved SREC Fundamentals

Installations (MW)



90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
85
20
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16

SREC Prices



Forward SREC Prices
SACP
$350
$300
$250
$200
$150
$100
$50
$0
New SACP
from Solar
takes effect
$70
$285
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15
May-15
Jul-15
Sep-15
Nov-15
Jan-16
Mar-16

NJRCEV forecasts SREC production to grow to 214,000 by fiscal 2018

Source of Monthly Capacity Additions: NJ Clean Energy Program
Source of SREC Prices: Karbone

NJRCEV is Proactively Hedging SRECs to Reduce Future Price Volatility


250
200
150
100
50
0
Thousands of SRECs
170
197
214
161
131
102
FY16E
FY17E
FY18E
Hedged
Expected Generated
Current Generation

	FY16E	FY17E	FY18E
Pct. Hedged:	95%	66%	48%
Average Price:	$212	$229	$232

As of March 31, 2016

NJR Energy Services



Current Operations

- Firm storage (40 Bcf in the US and Canada)
- Firm transportation (1.4 Bcf/d)
- Producer services
- Utility asset management
- Electric generation management

Fiscal 2016 NFE

3 Months - $17.0 million

6 Months - $27.0 million

- Lower FY2Q16 NFE compared with FY2Q15 due to much warmer weather which reduced volatility


NFE
$90
$60
$30
$0
$MM
FY11A
FY12A
FY13A
3 Yr Avg
FY14
FY15A
FY16E
FY17E
FY18E

Future Earnings Contributors

- Earnings subject to volatility in natural gas markets
- Factors impacting natural gas markets include:
  - Weather
  - Record natural gas-fired electric generation exceeding coal generation output for first time in history
  - LNG export facilities scheduled to come on line in 2016

APPENDIX

Procedural Schedule of the Office of Administrative Law

May 20, 2016	NJNG produces its 10+2 Update
June 15, 2016	Settlement Conference
June 21, 2016	Settlement Conference
June 30, 2016	Rate Counsel/Intervenor Pre-Filed Direct Testimony due
July 5, 2016	Discovery on Rate Counsel/Intervenor testimony due
July 15, 2016	Rate Counsel/Intervenor discovery responses due
July 20, 2016	NJNG produces its 12+0 Update
July 22, 2016	NJNG Pre-Filed Rebuttal Testimony due
July 29, 2016	Discovery on rebuttal
August 5, 2016	Responses to discovery on rebuttal
Week of August 1, 2016	Settlement Conferences
August 8-12, 2016	Hearings

Recent Rate Case Decisions in NJ

Program/Company	Filing Date	Decision Date	Overall Weighted Cost of Capital	Return on Equity	Equity Ratio
Programs					
SAFE	3/20/12	10/23/12	6.90%	9.75%	53.5%
NJ RISE	9/3/13	7/23/14	6.74%	9.75%	53.5%
SAVEGREEN	12/14/14	7/23/15	6.69%	9.75%	53.3%
Base Rate Cases					
South Jersey Gas	November 2013	September 2014	7.10%	9.75%	51.9%
Atlantic City Electric	March 2014	September 2014	7.75%	9.75%	49.8%
JCP&L	September 2011	March 2015	8.01%	9.75%	50.0%
American Water-NJ	January 2015	September 2015	7.55%	9.75%	52.0%

Reconciliation to Non-GAAP Measures

A reconciliation of NFE for the three- and six- months of fiscal 2016 and 2015, to net income is provided below:

	Three Months Ended March 31,		Six Months Ended March 31,	
(Thousands)	**2016**	2015	**2016**	2015
Net income	**$ 73,657**	$ 60,903	**$ 122,304**	$ 184,223
Add:				
Unrealized loss (gain) on derivative instruments	**3,170**	68,474	**2,036**	(20,198)
Effects of economic hedging related to natural gas inventory	**(1,053)**	(23,450)	**2,760**	(32,215)
Tax adjustments	**2,436**	(6,784)	**742**	22,443
Net financial earnings	**$ 78,210**	$ 99,143	**$ 127,842**	$ 154,253
Weighted Average Shares Outstanding				
Basic	**85,834**	85,328	**85,754**	84,940
Diluted	**86,898**	86,370	**86,818**	85,982
Basic net financial earnings per share	**$ 0.91**	$ 1.16	**$ 1.49**	$ 1.82